UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2017
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	000-31659	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9605 Scranton Road, Suite 300
San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 812-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On February 3, 2017, Inseego Corp. (“Inseego” or the “Company”) issued a press release announcing that, in connection with its proposed sale (the “Sale”) of Novatel Wireless, Inc. (“Novatel Wireless”) to T.C.L. Industries Holdings (H.K.) Limited and Jade Ocean Global Limited (“Purchasers”, and together with the Company and Novatel Wireless, the “Parties”), the Parties have voluntarily withdrawn and re-filed their Joint Voluntary Notice to the Committee on Foreign Investment in the United States (“CFIUS”) under the Defense Production Act of 1950 in order to provide sufficient time for the Parties and CFIUS to finalize the terms of a definitive mitigation agreement with respect to the proposed Sale. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

99.1	Press release, dated February 3, 2017.

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute forward-looking statements. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding the timing and likelihood of the consummation of the proposed Sale and conditions precedent to consummating the proposed Sale. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law. These forward-looking statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For example, there can be no assurance that a definitive mitigation agreement, or National Security Agreement, with CFIUS will be executed. The consummation of the proposed Sale is subject to a number of closing conditions, including approval by CFIUS, and the failure to satisfy any one of these conditions could result in the transaction not closing. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Inseego Corp. in general, see the risk disclosures in our Annual Report on Form 10-K for the year ended December 31, 2015, and in other subsequent filings made with the SEC by Novatel Wireless, Inc. and Inseego Corp. (available at www.sec.gov).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inseego Corp.

By:	/s/ Michael A. Newman
Michael A. Newman
Executive Vice President and Chief Financial Officer

Date: February 3, 2017